Walthausen Small Cap Value Fund

October 31, 2008
(Fiscal Q3)

Investment Objective

The Walthausen Small Cap Value Fund seeks long-term capital appreciation.

Investment Policy

The Fund invests primarily in common stocks of small capitalization companies defined as those with a market capitalization of $2 billion or less at the time of purchase. Normally, the Fund will invest at least 80% of its net assets in small capitalization stocks.

Investor Profile

The fund may be suitable to investors seeking long-term growth of capital, who can tolerate the risks associated with investing in small capitalization common stocks. The earnings and prospects of these companies are generally more volatile than larger companies.

PERFORMANCE SUMMARY

(as of October 31, 2008)

	Q3 2008 (Fiscal)	Since Inception (2/1/08)
Walthausen Small Cap Value Fund	-15.59%	-12.80%
Russell 2000 Value Index	-20.10%	-21.03%

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that when an investor's shares, when redeemed, may be worth more or less than their original cost. The current performance may be lower or higher then the performance data quoted. Investors may obtain performance data current to the most recent month-end by calling (888) 925-8428. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell 2000 Value Index measures the performance of small cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

FUND INVESTMENT STYLE

The Fund's investment advisor searches for securities across the broad universe of small capitalization companies, using a proprietary scoring model to identify companies that are trading at a discount to intrinsic value. Research is generated internally, avoiding external sell-side analysis. The two critical areas for analysis are the cash flow statement and balance sheet which allow an evaluation of a company's sustainable free cash flow. This cash flow can be used to invest and expand, acquire other companies, reduce debt, buy in stock or pay dividends. Investment decisions are made on the basis of whether the company is selling at a discount valuation, management has an achievable plan for building shareholder value, and their track record suggests they are capable of implementing the strategy.

Key Fund Facts

Inception date:	02/01/08
Cusip:	933310104
Net Assets	$7.5 million
Net Expense Ratio:	1.48%*

Investment Minimums

Regular Account	$2,500
Automatic Reinvestment Plan	$2,500
IRA Account	$2,500

* Effective August 1, 2008.

PORTFOLIO MANAGER:

The Portfolio Manager of the fund is John Walthausen, CFA, a thirty year veteran in small cap investing. He is CIO of the Investment Adviser to the Fund, Walthausen & Co., LLC, which he formed in August, 2007. He is assisted by the investment team that joined him from his former employer, Paradigm Capital Management. At Paradigm, he was the portfolio manager of the Paradigm Value Fund, which he managed from the fund's inception in Jan 2003, through to the time of his departure in July, 2007.

Investment Adviser:

Walthausen & Co., LLC
9 Executive Park Drive.
Clifton Park, NY 12065
(518) 371-3450

Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

WALTHAUSEN FUNDS
(888) 925-8428
www.walthausenfunds.com

Walthausen Small Cap Value Fund

October 31, 2008 (Fiscal Q3)

Fund Characteristics

(as of 10/31/08)

No. of Holdings	58
Median Market Cap	$408m.
Trailing 12 month PE	15.8
Median Price-to-Book	1.18
Return on Equity	12.9

Source: Thomson Portfolio Analytics

TOP TEN HOLDINGS

(as of 10/31/08)

	(% of net assets)
Mercer International	2.8
Vishay Intertechnology	2.5
Triumph Group	2.4
CDI Corporation	2.4
Ladish Inc.	2.3
Rehabcare group	2.3
CSS Industries Inc.	2.3
TrustCo Bank Corp NY	2.3
CSG Systems International	2.2
Ocwen Financial Corporation	2.2

Fund holdings and asset allocations are subject to change, and are not recommendations to buy or sell any security.

SECTOR ALLOCATION

(as of 10/31/08)

	(% of net assets)
Industrials	22.8
Financials	22.8
Consumer Discretionary	19.7
Information Technology	11.6
Materials	8.2
Health Care	4.8
Telecomm Services	2.7
Consumer Staples	1.5
Energy	1.2
Utilities	0.0
	95.3
Net Cash*	4.7

** Net cash represents cash equivalents and other assets less liabilities. Sectors are defined by GICS. Allocations are subject to change.*

TOP FIVE HOLDINGS PROFILE (10/31/08)

Mercer International (2.8%)

Engages in the manufacture and sale of pulp. The company operates three northern bleached softwood kraft pulp mills in Germany and Canada, and distributes its products on a global basis.

Vishay Intertechnology (2.5%)

Engages in the manufacture and supply of semiconductors and passive electronic components in the United States, Europe, and Asia.

Triumph Group (2.4%)

Designs, engineers, manufactures, repairs, overhauls and distributes aircraft components. The company serves original equipment manufacturers of commercial, regional, business, and military aircraft components, as well as commercial airlines, repair and overhaul providers, and air cargo carriers.

CDI Corporation (2.4%)

Provides engineering and information technology outsourcing solutions and professional staffing in the United States, Canada, and the United Kingdom.

Ladish Inc (2.3%)

Engages in the engineering, production, and marketing of forged and cast metal components for various load-bearing and fatigue-resisting applications. The company markets its products to manufacturers of jet engines, aircraft, satellites and industrial and marine turbines.

Fund holdings and asset allocations are subject to change and are not recommendations to buy or sell any security. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

WALTHAUSEN FUNDS
(888) 925-8428
www.walthausenfunds.com